UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

                               PROXY STATEMENT

                           PURSUANT TO SECTION 14A
                                    of the
                       SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X] Filed by a Party other than the Registrant [ ]

Check the appropriate box:

     [X]     Preliminary Proxy Statement
     [ ]     Confidential, for Use of the Commission Only
             [as permitted by Rule 14a-6(e)(2)]
     [ ]     Definitive Proxy Statement
     [ ]     Definitive Additional Materials
     [ ]     Soliciting Material Pursuant to Section 240.14a-12

                             THOR VENTURES, CORP.
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               (Name of Registrant as specified in Its Charter)

                                     N/A
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     (Name of Person(s) Filing Proxy Statement, if other than Registrant)

===============================================================================
Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee Computed on Table below per Exchange Act Rules 14a-6(i)(4) and 0- 11.
     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transactions applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)  Proposed maximum aggregate value of transaction:  0
     (5)  Total fee paid:  $0.00

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount Previously Paid:
     (2)  Form, Schedule Or Registration No.:
     (3)  Filing Party:
     (4)  Date Filed:


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


                             THOR VENTURES, CORP.
                    1177-West Hastings Street, Suite 1818
                  Vancouver, British Columbia V6E 2K3 Canada
                           Telephone (604) 602-1717


August 13, 2002


Dear Stockholder:

You are cordially invited to attend a Special Meeting of Stockholders of Thor Ventures, Corp. to be held at 11:00 a.m. on Friday the 20th of September 2002 at 1177 West Hastings Street, Suite 1818, Vancouver, British Columbia, Canada.

The accompanying Notice of Special Meeting and Proxy Statement describe the specific matters that will be acted upon. In addition to these matters, we will report on our progress and provide an opportunity for questions of general interest to our stockholders.

Thank you.


Sincerely,



___________________
Nora Coccaro
Director



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


                             THOR VENTURES, CORP.
                    1177-West Hastings Street, Suite 1818
                  Vancouver, British Columbia V6E 2K3 Canada


                  NOTICE OF SPECIAL MEETING OF STOCKHOLDERS


Notice is hereby given that a Special Meeting of Stockholders of Thor Ventures Corp. ("Corporation") will be held at 11:00 a.m. on Friday the 20th of September 2002 at 1177 West Hastings Street, Suite 1818, Vancouver, British Columbia V6E 2K3, Canada. At the Special Meeting, stockholders will vote on the following matters:

(1) Amending the Corporation's Articles of Incorporation to change the name of the Corporation from Thor Ventures, Corp. to Jure Holdings, Inc., and approving the required amendment to the Articles of Incorporation and other actions necessary to complete the change of name.

(2) Amending the Corporation's Articles of Incorporation to effect a one-for-ten (1:10) reverse split of the Corporation's common stock.

(3) Electing Nora Coccaro as the sole member of the Corporation's board of directors.

Information regarding the above matters is set forth in the Proxy Statement that accompanies this notice.

The board of directors of the Corporation has fixed the close of business on August 13, 2002, as the record date for determining shareholders entitled to notice of and to vote at the Special Meeting. A complete list of the stockholders entitled to notice of and to vote at the Special Meeting will be maintained at the Company's principal executive offices during ordinary business hours for a period of ten days prior to the Special Meeting. The list will be open to the examination of any stockholder for any purpose germane to the Special Meeting during this time. The stockholders list will also be produced at the time and place of the Special Meeting and will be open during the whole time thereof.

By Order of the Board of Directors



___________________________
Nora Coccaro, President


YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE IN THE ENVELOPE PROVIDED. FOR NON-U.S. SHAREHOLERS, PLEASE RETURN YOUR EXECUTED PROXY BY FAX TO INTERWEST TRANSFER COMPANY, ATTN:
STACIE NOLAN, AT (801) 277-3147. THE PHONE NUMBER OF THE TRANSFER AGENT IS
(801) 272-9294. IF YOU DO ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY.



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


                             THOR VENTURES, CORP.
                    1177-West Hastings Street, Suite 1818
                  Vancouver, British Columbia V6E 2K3 Canada


                               PROXY STATEMENT

                       SPECIAL MEETING OF STOCKHOLDERS


This Proxy Statement is furnished in connection with the solicitation of proxies for use at the Special Meeting of Stockholders of Thor Ventures, Corp. ("Corporation") to be held on Friday, the 20th of September, 2002 at 11:00 a.m. local time at 1177 West Hastings Street, Suite 1818, Vancouver, British Columbia, Canada, and at any and all adjournments thereof. The accompanying proxy is solicited by the board of directors of the Corporation and is revocable by the stockholder anytime before it is voted. For more information concerning the procedure for revoking the proxy, see "Solicitation Procedures." This Proxy Statement is first being mailed to stockholders on or about
August 16, 2002.

MATTER TO BE CONSIDERED AT THE MEETING

Stockholders will be asked to consider and act upon three proposals at the Special Meeting.

The first proposal is to change the name of the Corporation from Thor Ventures, Corp. to Jure Holdings, Inc. The primary purpose of such a change is to move away from the identification of the Corporation with industrial processes and establish a new name identification that might prove more attractive to a broad base of business opportunities. The Corporation's intention to obtain a suitable business opportunity for the Corporation's stockholders either through merger or acquisition would remain the same.

The second proposal is for the consolidation of the Corporation's capital structure through effecting a one-for-ten (1:10) reverse split of its common stock. The proposed action is intended to make the Corporation's stock price and capital structure more attractive to prospective business opportunities. The Corporation's authorized capital stock and the par value of its common shares would remain the same.

The third proposal is the election of the Corporation's board of directors. The Corporation's sole director, Nora Coccaro has shareholder support for her re-election.

RECORD DATE

The Corporation's securities entitled to vote at the Special Meeting consist of common stock, par value $0.01 per share. Only stockholders of record at the close of business on August 13, 2002 are entitled to notice of and to vote at the Special Meeting. At the record date, the Corporation had outstanding 7,823,000 shares of common stock which were owned by approximately 6 stockholders of record. Each holder of record of common stock on the record date is entitled to one vote per share on the proposals presented at the Special Meeting, exercisable in person or by proxy. The holders of record of common stock on the record date will be entitled to one vote per share on all matters presented to the stockholders.

On the record date, the Corporation's sole director and officer beneficially owned 100,000 shares of common stock.

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

Properly executed proxies received in time for the Special Meeting will be voted. Stockholders are urged to specify their choices on the proxy, but if no choice is specified, eligible shares will be voted FOR the amendment to change the Corporation's name from Thor Ventures, Corp. to Jure Holdings, Inc., FOR the proposal to effect a one-for-ten (1:10) reverse split of the Corporation's common stock and, FOR the election of the one nominee for director named herein. At the date of this Proxy Statement, management of the Corporation knows of no other matters that are likely to be brought before the Special Meeting. However, if any other matters should properly come before the Special Meeting, the person named in the enclosed proxy will have discretionary authority to vote such proxy in accordance with her best judgment on such matters.

QUORUM AND VOTES REQUIRED

The holders of a majority of the total shares of common stock issued and outstanding at the close of business on the record date, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the Special Meeting. If there are not sufficient votes in attendance at the meeting in person or by proxy for approval of any matters to be voted upon at the Special Meeting, the Special Meeting may be adjourned to permit further solicitation of proxies. Assuming a quorum is present, the affirmative vote of a majority of the total shares of common stock present in person or represented by proxy and entitled to vote at the Special Meeting is required for the approval of any proposal to be voted upon at the Special Meeting.

Shares abstaining or withheld from voting, as well as broker "non-votes," are counted as shares represented at the Special Meeting in order to determine a quorum, but will not be counted as votes cast in favor of the proposals. Therefore, abstentions and votes withheld, as well as broker "non-votes," will have the effect of a vote against the proposals. The term broker "non-votes" refers to shares held by brokers and other nominees or fiduciaries that are present at the Special Meeting, but are not voted on a particular matter because those persons are precluded from exercising their voting authority because of the matter's non-routine matter.

SOLICITATION PROCEDURES

Proxies will be solicited primarily by mail. However, in addition to the use of the mails, proxies may be personally solicited by directors, officers or regular employees of the Corporation (who will not be compensated separately for their services) by mail, telephone, telegraph, cable, or personal discussion. The Corporation will also request banks, brokers, and other custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of stock held of record by such persons and request authority for the execution of proxies. The Corporation will reimburse such entities for reasonable out-of-pocket expenses incurred in handling proxy materials for the beneficial owners of the Corporation's common stock. The costs of soliciting proxies will be paid by the Corporation (estimated to be under $5,000).

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted by delivering to the secretary of the Corporation a written notice of revocation bearing a later date than the proxy, by duly executing a subsequent proxy relating to the same shares, or by attending the Special Meeting and voting in person. Attendance at the Special Meeting will not in itself constitute revocation of a proxy unless the stockholder votes their shares of common stock in person at the Special Meeting. Any notice revoking a proxy should be sent to Interwest Transfer Company, attention Stacie Nolan 1981 East Murray Holladay Rd, Salt Lake City, Utah 84117 or forwarded by facsimile to (801) 277-3147.
Please complete, date, sign and return the accompanying proxy promptly.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THE CORPORATION URGES YOU TO COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY, NO MATTER HOW LARGE OR SMALL YOUR HOLDING MAY BE.

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

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information concerning the ownership of the Corporation's common stock as of August 13, 2002 with respect to: (i) each person known to the Corporation to be the beneficial owner of more than five percent of the Corporation's common stock; (ii) all directors; and (iii) directors and executive officers of the Corporation as a group. The notes accompanying the information in the table below are necessary for a complete understanding of the figures provided below. As of August 13, 2002, there were 7,823,000 shares of common stock issued and outstanding.

                                                         AMOUNT AND
                                                         NATURE OF
TITLE OF              NAME AND ADDRESS                   BENEFICIAL  PERCENT
CLASS                 OF BENEFICIAL OWNER                OWNERSHIP   OF CLASS
-------------------   --------------------------------   ---------   ---------
Common Stock          Nora Coccaro, president/director    100,000       1.3%
($0.01 par value)     1177 - 1818 West Georgia Street
                      Vancouver, British Columbia
                      Canada

Common Stock
($0.01) par value     Directors and Executive Officers    100,000       1.3%
                      as a Group (1)

EXECUTIVE COMPENSATION


No compensation in excess of $100,000 was awarded to, earned by, or paid to any executive officer or employee of the Corporation during the years 2001, 2000 and 1999. The following table and the accompanying notes provide summary information for each of the last three fiscal years concerning cash and non-cash compensation paid or accrued by the Corporation's chief executive officers current and past officers over the last three years.

                          SUMMARY COMPENSATION TABLE
                                    Annual Compensation                   Long-Term Compensation
                                 -------------------------   ---------------------------------------------
                                                                     Awards                 Payouts
                                                    Other    -----------------------   -------------------
                                                   Annual    Restricted   Securities             All
                                                   Compen-     Stock      Underlying    LTIP     Other
Name and                          Salary   Bonus   sation      Awards      Options/    Payouts   Compen-
Principal Position        Year      ($)     ($)      ($)         ($)        SARs(#)      ($)     sation($)
------------------        ----   -------   -----   -------   ----------   ----------   -------   ---------
Nora Coccaro
Chief Executive Officer   2001    32,145     -        -           -            -          -          -
                          2000    32,100     -        -         10,000*        -          -          -
                          1999    16,050     -        -           -            -          -          -

 * The $10,000 amount shown represents the Corporation's issuance, on May 15, 2000, of 100,000 restricted shares of the Corporation's common stock to Ms. Coccaro for services rendered to the Corporation.

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

COMPENSATION OF DIRECTORS

The Corporation's sole director is not compensated for her service as a director.


                                 PROPOSAL ONE


         CHANGING THE CORPORATION'S NAME FROM THOR VENTURES, CORP. TO
                             JURE HOLDINGS, INC.

At the Special Meeting, holders of Thor Ventures, Corp. common stock will be asked to vote upon a change of the name of the Corporation to Jure Holdings, Inc.

REASONS FOR PROPOSED NAME CHANGE

The primary purpose of such a change is to move away from the identification of the Corporation with industrial processes and establish a new broad based name identification that would lend itself to a wide range of business opportunities. The name change would not involve any change in management's plans to acquire a new business opportunity either through merger or acquisition.

IMPLEMENTATION OF THE PROPOSED NAME CHANGE

The name change will be implemented by effecting an amendment to the Corporation's Articles of Incorporation dated August 28, 1989 replacing Article I of the Articles of Incorporation with a new Article I as follows:

     "The name of this corporation is Jure Holdings, Inc."

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL TO CHANGE THE NAME OF THE CORPORATION FROM THOR VENTURES, CORP. TO JURE HOLDINGS, INC.


                                 PROPOSAL TWO


                                 INTRODUCTION


The Corporation's board of directors has adopted a resolution, subject to stockholder approval, to amend the Corporation's Articles of Incorporation to effectuate a one-for-ten (1:10) reverse stock split of the Corporation's common stock. The effect of the proposed reverse split upon holders of common stock will be that the total number of shares of the Corporation's common stock held by each stockholder will be automatically converted into that number of whole shares of common stock equal to the number of shares of common stock owned immediately prior to the reverse split divided by ten, adjusted, as described below, for any fractional shares.


Should the proposal be adopted by the Corporation's stockholders, each stockholder's percentage ownership interest in the Corporation and proportional voting power will remain unchanged, except for minor differences resulting from adjustments for fractional shares. The rights and privileges of the holders of shares of common stock will be substantially unaffected by the adoption of the proposal.

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

No certificates or script representing fractional shares of the Corporation's common stock will be issued to stockholders as a result of the reverse split. All fractional shares for one-half share or more will be increased to the next higher whole number of shares and all fractional shares of less than one-half share will be decreased to the next lower whole number of shares, respectively.

REASONS FOR THE REVERSE SPLIT

The primary purpose of a reverse stock split is to combine the outstanding shares of common stock so that the common stock outstanding after the reverse split trades at a significantly higher price per share than it did before the reverse split.

The closing bid price for the common stock on August 12, 2002, was $0.__ per share. The Over the Counter Bulletin Board does not require any minimum share price for shares to be quoted on it. However, the Corporation believes that such a low quoted market price per share

               -   may discourage potential new investors,
               -   increases market price volatility and
               -   reduces the liquidity of the common stock.

The Corporation believes that the current per share price level of our common stock has reduced the effective marketability of the shares because many leading brokerage firms are reluctant to recommend low priced stock to their clients. Some investors view low-priced stock as unattractive because of the greater trading volatility sometimes associated with these stocks. In addition, a variety of brokerage house policies and practices relating to the payment of brokerage commissions make the handling of low priced stocks unattractive to brokers from an economic standpoint.

In addition, since brokerage commissions on low-priced stock are generally higher as a percentage of the stock price than commissions on higher priced stock, the current share price of the common stock means that stockholders are paying higher transaction costs than they would pay if the share price were substantially higher. The relatively high commission costs also may limit the willingness of institutions to purchase the common stock at its current low share price.

For all the above reasons, the Corporation believes that a reverse stock split is in the best interests of both the Corporation and its stockholders. The Corporation expects that after a reverse stock split, the common stock will trade at a price significantly higher than the current market price of the common stock. However, the Corporation cannot give any assurance that it will trade at ten times the market price before the reverse stock split.

IMPLEMENTATION OF THE REVERSE SPLIT

The reverse split would be accomplished by effecting an amendment to the Articles of Incorporation that would add the following provision:

"At 5.00 p.m. Pacific Time, on the date of the filing of these Articles of Amendment to the Articles of Incorporation, all outstanding shares of common stock held by each holder of record on such date shall be automatically combined at the rate of one-for-ten (1:10) without any further action on the part of the holders thereof or this Corporation. No fractional shares will be issued. All fractional shares for one-half share or more shall be increased to the next higher whole number of shares and all fractional shares of less than one-half share shall be decreased to the next lower whole number of shares, respectively."

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

Assuming the reverse split is approved by the stockholders at the Special Meeting, the amendment to the Corporation's Articles of Incorporation will be filed with the Secretary of State of the State of Florida, and the reverse split will become effective as of 5:00 p.m., Pacific Time, on the date of such filing. The Corporation expects that such filing will take place on the date the Special Meeting is held. The reverse split may be abandoned by the board of directors at any time before or after the Special Meeting should this proposal not be approved by the stockholders. The shares of common stock held by stockholders of record will be converted at 5:00 p.m., Pacific Time, on the date of filing the amendment without any further action on the part of the Corporation or the stockholders, into that number of whole shares of new common stock equal to the number of shares owned immediately prior to the reverse split divided by ten, adjusted for any fractional shares.

DISSENTER'S RIGHTS

Stockholders have no right under Florida law or under the Corporation's Articles of Incorporation or By-laws to dissent from the reverse split, or to dissent from the rounding to the nearest whole share of any fractional share resulting from the reverse split in lieu of issuing fractional shares.

PRINCIPAL EFFECTS OF THE PROPOSED REVERSE SPLIT

On the date of filing the amendment to the Articles of Incorporation, the interest of each shareholder of record who owns fewer than ten shares of common stock will thereby be terminated, and he or she will have no right to vote as a shareholder or share in the assets or any future earnings of the Corporation.

The Corporation has an authorized capitalization of 200,000,000 shares of common stock, par value $0.01 per share. The Corporation's authorized capital stock and the par value of its common stock will not be reduced or otherwise affected by the reverse split. As of August 13, 2002, the Corporation has 7,823,000 shares of common stock issued and outstanding. Based on the Corporation's best estimates, the aggregate number of shares of common stock that will be issued and outstanding following the reverse split will be 782,300.

The common stock is currently registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and as a result, the Corporation is subject to the periodic reporting and other requirements of the Exchange Act. The proposed reverse split will not affect the registration of the common stock under the Exchange Act or the listing of the common stock on the Over the Counter Bulletin Board system.

Should the proposal be approved, the reverse split will result in some stockholders owning "odd-lots" of less than 100 shares of common stock. Brokerage commissions and other costs of transactions in odd-lots are generally somewhat higher than the costs of transactions in "round-lots" of even multiples of 100 shares.

EXCHANGE OF CERTIFICATES

Should the proposal to implement the reverse split be adopted, stockholders will be required to exchange their existing stock certificates for new certificates representing post reverse shares of common stock. Stockholders of record on the date on which the amendment to the Articles of Incorporation is filed will be furnished with the necessary materials and instructions for the surrender and exchange of share certificates at the appropriate time by the Corporation's transfer agent. Stockholders will not have to pay a transfer fee or other fee in connection with the exchange of certificates. Stockholders should not submit any certificates until requested to do so.

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

FEDERAL TAX CONSEQUENCES

The following description of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Proxy Statement. This discussion is for general information only and does not discuss consequences which may apply to special classes of taxpayers (e.g., non-resident aliens, broker-dealers or insurance companies). Stockholders are urged to consult their own advisors to determine the particular consequences to them.

The exchange of shares of common stock for shares of post reverse common stock will not result in recognition of gain or loss. The holding period of the shares of post reverse common stock will include the shareholder's holding period for the shares of common stock exchanged therefore, provided that the shares of common stock were held as a capital asset. The adjusted basis of the shares of post reverse common stock will be the same as the adjusted basis of the shares of common stock exchanged therefore.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL TO IMPLEMENT THE PROPOSED REVERSE SPLIT.


                                PROPOSAL THREE


                             ELECTION OF DIRECTOR


One director (constituting the entire board of directors) is to stand for election at the Special Meeting. Ms. Nora Coccaro has been the sole director and the president of the Corporation since August, 1999. The nominee has consented to be named and has indicated her intent to serve if elected.

BACKGROUND INFORMATION ON THE NOMINEE

NORA COCCARO. Ms. Coccaro, a businesswoman, is 45 years old. She grew up in Montevideo, Uruguay, where she attended medical school at the University of Uruguay. She has been involved in the North and South American financial communities for the past 15 years, participating in management of public companies and particularly in Canadian and American mining activities in South America. She was Venezuelan operations manager of Ourominas Minerals Inc. from 1995 to 1997. In 1996 and 1997, she was retained by Homestake Mining Company as a consultant in Central America to review mineral title administration procedures, land status and market research. In 1998, Ms. Coccaro was appointed director of Americana Gold & Diamond Holdings, Inc., an Over the Counter Bulletin Board company and from 1998 until May 1999 she was a director and executive vice-president of Black Swan Gold Mines, a Toronto Exchange senior listed company. Ms. Coccaro has served as a member of the board of directors of Net Master Consultants, Inc. an Over the Counter Bulletin Board company in the development stage since November 17, 1999 and as the president and sole director since January 26, 2000. In October 1999, Ms. Coccaro was named secretary of Healthbridge, Inc., an Over the Counter Bulletin Board company that is developing a medical waste disposal product, and has served as a director, president and secretary of that company since April 2000. In addition, since September 1998, Ms. Coccaro has served as the Consul of Uruguay to Western Canada.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSED ELECTION OF NORA COCCARO TO THE BOARD OF DIRECTORS.

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

WHERE YOU CAN FIND MORE INFORMATION

The Corporation is subject to the reporting requirements of the Exchange Act and files reports, proxy statements and other information with the Securities and Exchange Commission ("Commission"). You may read and copy any material the Corporation files with the Commission at its public reference rooms. Please call the Commission at 1-800-SEC-0330 for further information on the public reference rooms. The Corporation's public filings are also available to the public from commercial document retrieval services and at the web site maintained by the Commission at http://www.sec.gov.

The Commission allows the Corporation to "incorporate by reference" into this document. This means that the Corporation can disclose important information to you by referring you to another document filed separately with the Commission. The information incorporated by reference is deemed to be part of this document, except for any information superseded by information in this document. This document incorporates by reference the documents set forth below that the Corporation has previously filed with the Commission. These documents contain important information about the Corporation and its finances.

     1. The Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2001; and

     2. The Corporation's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2002.

The Corporation is incorporating by reference additional documents that it may file with the Commission between the date of this document and the date of the Special Meeting. You can obtain copies of the Corporation's Annual Report as well as any of the other incorporated documents. The Corporation will send you the documents incorporated by reference without charge. Stockholders may obtain documents incorporated by reference in this document by requesting them in writing or by telephone from Nora Coccaro, Thor Ventures, Corp., 1177 West Hastings Street, Suite 1818, Vancouver, British Columbia V6E 2K3, Canada.

Should you wish to request documents the Corporation may subsequently file with the Commission before the Special Meeting, please do so by September 6, 2002 so that the documents can be provided to you prior to the Special Meeting.


                            STOCKHOLDER PROPOSALS


Stockholders interested in submitting a proposal for inclusion in the proxy materials for the Corporation's Annual Meeting of stockholders in 2003 may do so by following the procedures prescribed in Rule 14a-8 of the Exchange Act. To be eligible for inclusion, stockholder proposals must be received by the Corporation's corporate secretary no later than December 31, 2002. All proposals and nominations should be directed to the corporate secretary, Thor Ventures, Corp., 1177 West Hastings Street, Suite 1818, Vancouver, British Columbia V6E 2K3, Canada. The Corporation urges stockholders that any stockholder proposals or nominations be sent certified mail, return-receipt requested.


                                OTHER MATTERS


The board of directors is not aware of any other matters to be presented for action at the meeting. However, if any other matters properly come before the meeting, the persons named in the enclosed proxy will vote in accordance with their best judgment.

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

STOCKHOLDERS ARE URGED TO IMMEDIATELY MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. FOR NON-U.S. SHAREHOLERS, PLEASE RETURN YOUR EXECUTED PROXY BY FAX TO INTERWEST TRANSFER COMPANY, ATTN: STACIE NOLAN, AT
(801) 277-3147. THE PHONE NUMBER OF THE TRANSFER AGENT IS (801) 272-9294.


                                       By Order of the Board of Directors,





                                       ___________________________________
                                       Nora Coccaro
                                       Chairman of the Board of Directors
                                       and Chief Executive Officer



August 13, 2002
Vancouver, British Columbia



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

                             THOR VENTURES, CORP.

              Special Meeting of Stockholders-September 30, 2002

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


          The undersigned shareholder of THOR VENTURES, CORP.
  P does hereby nominate, constitute and appoint Nora Coccaro, the true and lawful proxy, agent and attorney of the undersigned,
  R with full power of substitution, to vote for the undersigned all of the common stock of said Corporation standing in the name of the
  O undersigned at the close of business on August 13, 2002 at the Special Meeting of Stockholders to be held at the Corporation's
  X       offices, 1177 West Hastings Street, Suite 1818, Vancouver,
          British Columbia V6E 2K3, Canada, on September 20, 2002 at 10:00 a.m.
  Y or at any adjournment or postponement thereof, with all of the powers which would be possessed by the undersigned if personally present.


  [ ]     Please mark votes as in this example.

IF NO CONTRARY INSTRUCTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL DIRECTOR NOMINEES AND FOR THE PROPOSALS.


===============================================================================

PROPOSAL ONE

Proposal to change the Corporation's       NOTE: Please print and sign name
name from Thor Ventures, Corp. to          exactly as your name (or names)
Jure Holdings, Inc.                        appears hereon. When signing as
                                           attorney, executor, administrator,
   FOR          AGAINST        ABSTAIN     trustee or guardian please give full
   [ ]            [ ]            [ ]       title. If more than one trustee, all
                                           should sign. All joint owners must
                                           sign.
PROPOSAL TWO
                                           Signature __________________________
Proposal to effectuate a one-for-ten
reverse stock split of the                 Print     __________________________
Corporation's common stock.
                                           Date      __________________________
   FOR          AGAINST        ABSTAIN
   [ ]            [ ]            [ ]       Signature __________________________

                                           Print     __________________________
PROPOSAL THREE
                                           Date      __________________________
Proposal to elect Nora Cocarro as the
sole member of the Corporation's board
of directors.

   FOR          AGAINST        ABSTAIN
   [ ]            [ ]            [ ]


PLEASE FILL IN, DATE, SIGN AND MAIL THIS PROXY PROMPTLY TO THE ATTENTION OF THE CORPORATION IN THE ENCLOSED ENVELOPE.